UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ARK RESTAURANTS CORP.
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ARK RESTAURANTS CORP.
85 Fifth Avenue
New York, New York 10003

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on March 19, 2020

To the Shareholders of
ARK RESTAURANTS CORP.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Ark Restaurants Corp. (the “Company”) will be held on March 19, 2020 at 10:00 A.M., New York City time, at Bryant Park Grill, located at 25 West 40th Street, New York, New York, for the following purposes:

(1)	To elect a board of nine directors;

(2)	To ratify the appointment of CohnReznick LLP (“Cohn”), as independent auditors for the 2020 fiscal year;

(3)	To hold an advisory vote on executive compensation;

(4)	To hold an advisory vote on the frequency of the advisory vote on executive compensation; and

(5)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on February 12, 2020, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. All shareholders are cordially invited to attend.

YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW A PREVIOUSLY SUBMITTED PROXY AND VOTE YOUR OWN SHARES AT THE MEETING.

By Order of the Board of Directors,

Anthony J. Sirica
Chief Financial Officer

New York, New York
February 15, 2020

ARK RESTAURANTS CORP.

PROXY STATEMENT
ANNUAL MEETING INFORMATION

This proxy statement contains information related to the annual meeting of shareholders of Ark Restaurants Corp., a New York corporation (“Ark” or the “Company”) to be held at Bryant Park Grill, located at 25 West 40th Street, New York, New York, at 10:00 A.M., New York City time, on March 19, 2020 and at any adjournment or adjournments thereof (the “Meeting”). This proxy statement was prepared under the direction of our Board of Directors (the “Board of Directors” or the “Board”) to solicit your proxy for use at the annual meeting. This proxy statement and proxy are being first mailed to shareholders on or about February 15, 2020.

Throughout this Proxy Statement, the terms “we,” “us,” “our” and the “Company” refer to Ark Restaurants Corp. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; and “you” and “your” refers to the shareholders of our Company.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on March 19, 2020.

This Proxy Statement, the form of proxy and the Company’s Annual Report are available at www.proxyvote.com.

Who may attend the annual meeting?

All shareholders of record at the close of business on February 12, 2020 (the “Record Date”), or their duly appointed proxies, and our invited guests may attend the Meeting.

If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

Shares of common stock held in a stockholder’s name as the stockholder of record may be voted in person at the Annual Meeting. Shares of common stock held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy electronically via the Internet, by telephone or if you have requested a paper copy of these proxy materials, by returning the proxy or voting instruction card. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee.

Who may vote?

You may vote if you owned our common stock as of the close of business on the Record Date. Each share of your common stock is entitled to one vote on each of the proposals scheduled for vote at the Meeting. As of the Record Date, there were 3,500,907 shares of common stock outstanding and entitled to vote at the Meeting.

What will I be voting on?

You will be voting on the following:

•	The election of nine (9) directors for a term to expire at the next annual meeting of shareholders; and

•	The ratification of the selection of CohnReznick LLP (“Cohn”) as our independent registered public accounting firm for fiscal 2020;

•	To hold an advisory vote on executive compensation; and

•	To hold an advisory vote on the frequency of the advisory vote on executive compensation.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote your shares “FOR” each of the nominees named in this proxy statement for election to the Board; “FOR” ratification of the selection of Cohn as our independent registered public accounting firm for fiscal 2020, “FOR” adoption of the advisory vote on executive compensation, “FOR” such advisory vote to be held every three years, and in accordance with the proxy holders best judgment as to any other matters raised at the annual meeting.

How do I vote?

Return Your Proxy Card By Mail: You may vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided with this proxy statement. The proxy holders will vote your shares according to your directions. If you sign and return your proxy card without specifying choices, your shares will be voted by the persons named in the proxy in accordance with the recommendations of the Board of Directors as set forth in this proxy statement.

Vote at the Meeting: You may cast your vote in person at the Meeting. Written ballots will be passed out to anyone who wants to vote in person at the meeting.

Even if you plan to attend the meeting, you are encouraged to vote your shares by proxy. You may still vote your shares in person at the Meeting even if you have previously voted by proxy. If you are present at the Meeting and desire to vote in person, your vote by proxy will not be used.

What if I hold my shares in “street name”?

You should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet to your broker or nominee. If you provide specific voting instructions by mail, telephone or the Internet, your broker or nominee will vote your shares as you have directed.

Can I change my mind after I vote?

Yes. If you are a shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Meeting by:

•	signing another proxy card with a later date and returning it to us prior to the Meeting;

•	giving written notice of revocation to Ark Restaurants Corp., Attention: Treasurer, 85 Fifth Avenue, New York, NY 10003; or

•	attending the Meeting and voting in person.

If you hold your shares in street name, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Meeting if you obtain a legal proxy from your broker, bank or other nominee.

Who will count the votes?

A representative of our Transfer Agent will count the votes and will serve as the independent inspector of elections.

Will my shares be voted if I do not provide my proxy?

If you are the shareholder of record and you do not vote or provide a proxy, your shares will not be voted.

Under the rules of various national and regional securities exchanges, brokers may generally vote on certain, limited “routine” matters, but cannot vote on non-routine matters, such as the non-contested election of directors or an amendment to the Articles of Incorporation or the adoption or amendment of a stock option plan, unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on matters on which your broker does not have discretionary authority to vote, your broker will return the proxy form to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a “broker non-vote” and will affect the outcome of the voting as described below, under “What vote is required to approve each proposal?” Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

How many votes must be present to hold the meeting?

A majority of the outstanding shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum. Shares of common stock represented in person or by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum is present.

What vote is required to approve each proposal?

In accordance with our bylaws, the nominees for director receiving the highest number of votes cast in person or by proxy at the Meeting (also referred to as a plurality of the votes cast) will be elected. Broker non-votes will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present on the matter. The affirmative vote of a majority of the shares represented in person or by proxy at the annual meeting is required for approval of the proposal to ratify the appointment of Cohn for fiscal 2020. If you mark your proxy to withhold your vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. Therefore, a broker non-vote has no effect on the proposals provided herein to be voted on at the Meeting. Shares that abstain from voting as to a particular matter will not be counted as votes in favor of such matter, and also will not be counted as votes cast or shares voting on such matter. Accordingly, abstentions will not be included in vote totals and will not affect the outcome of the voting for any of the proposals.

Because the votes on the non-binding resolution to approve the compensation of our named executive officers and the frequency of the vote on such compensation are advisory, they will not be binding on the Board of Directors of the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Our directors, director-nominees and executive officers own, directly or indirectly, approximately 41.2% of the voting power entitled to be cast at the Meeting. We anticipate that these directors and executive officers will cast all of their votes in favor of each of the proposals being considered at the Meeting. Shareholders are not entitled to dissenter’s rights of appraisal with respect to any of the proposals.

Who will pay for this proxy solicitation?

We will bear the cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees, fiduciaries and other custodians for out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of our shares. A few of our officers and employees may participate in the solicitation of proxies without additional compensation.

Will any other matters be voted on at the Meeting?

As of the date of this proxy statement, our management knows of no other matter that will be presented for consideration at the Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the Meeting and call for a vote of shareholders, validly executed proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

What are the deadlines for stockholder proposals for next year’s Meeting?

Stockholders may submit proposals on matters appropriate for stockholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year’s proxy statement and proxy card must be received by not later than October 18, 2020. All proposals and notifications should be addressed to Ark Restaurants Corp., Attention: Treasurer, 85 Fifth Avenue, New York, NY 10003. Any such shareholder proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Where can I find the voting results?

The preliminary voting results will be announced at the Meeting. The final results will be published in a current report on Form 8-K filed within four (4) business days after the Meeting.

What is the Company’s website address?

Our website address is www.arkrestaurants.com. We make this proxy statement, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act available on our website in the About Ark – Investors – SEC Filings section, as soon as reasonably practicable after electronically filing such material with the United States Securities and Exchange Commission (“SEC”).

This information is also available free of charge at the SEC’s website located at www.sec.gov. Shareholders may also read and copy any reports, statements and other information filed by us with the SEC at the SEC public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

The references to our website address and the SEC’s website address do not constitute incorporation by reference of the information contained in these websites and should not be considered part of this document.

CORPORATE GOVERNANCE; DIRECTOR AND COMMITTEE INFORMATION

Corporate Governance

We seek to follow best practices in corporate governance in a manner that is in the best interests of our business and stockholders. Our current corporate governance principles, including the Code of Ethics and the charters of each of the Audit Committee and Nominating and Governance Committee are all available under About Ark – Investors – Corporate Governance on our website at www.arkrestaurants.com. We are in compliance with the corporate governance requirements imposed by the Sarbanes-Oxley Act, the Securities and Exchange Commission and the NASDAQ Marketplace Rules. We will continue to modify our policies and practices to meet ongoing developments in this area. Aspects of our corporate governance principles are discussed throughout this Proxy Statement.

Director Independence

The Board has determined that each of the following directors is an “independent director” as such term is defined in NASDAQ Marketplace Rule 4200(a)(15): Bruce R. Lewin, Marcia Allen, Steven Shulman, Arthur Stainman and Stephen Novick. The Company does not utilize any other definition or criteria for determining the independence of a director or nominee, and no other transactions, relationships, or other arrangements exist to the Board’s knowledge or were considered by the Board, other than as may be discussed herein, in determining any such director’s or nominee’s independence.

Board and Committee Meeting Attendance

During the past fiscal year, the Board held four meetings. Each member of the Board attended at least 75% of the meetings of the Board and committees on which he or she served. Independent directors met twice last year in executive session without management present.

Board Committees

The Board has delegated various responsibilities and authority to different Board committees. The Board has three standing committees: the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee. The Board has appointed only independent directors to such committees. The members of each committee are appointed by the Board and serve one-year terms. Committees regularly report on their activities and actions to the full Board of Directors. Each committee has a written charter adopted by the Board of Directors under which it operates.

Compensation Committee

Mr. Stainman (Chairperson), Mr. Shulman and Ms. Allen currently serve as members of the Compensation Committee of the Board. The Compensation Committee (i) oversees and sets the compensation and benefits arrangements of our Chief Executive Officer and certain other executives; (ii) provides a general review of, and makes recommendations to, the Board of Directors or to our shareholders with respect to our cash-based and equity-based compensation plans; and (iii) implements, administers, operates and interprets our equity-based and similar compensation plans to the extent provided under the terms of such plans. The Compensation Committee has the authority to make decisions respecting CEO and executive officer compensation matters, including employment and severance contracts, salary, compensation awards and bonuses, among other things, and has the right to retain and terminate compensation consultants, legal counsel and other advisors to assist the committee with its functions. The Committee may delegate authority to subcommittees of the Compensation Committee or to executive officers (with respect to compensation determinations for non-executive officers), as well as delegate authority to the Company’s CEO to approve options to employees (who are not directors or executive officers) of the Company or of any subsidiary of the Company, subject to certain quantity, time and price limitations.

The Board of Directors adopted a written charter under which the Compensation Committee operates. The Board of Directors reviews and assesses the adequacy of the charter of the Compensation Committee on an annual basis. The Board of Directors has determined that all of the members of the Compensation Committee meet the independence criteria for compensation committees and have the qualifications set forth in the listing standards of NASDAQ.

The Compensation Committee held one meeting in fiscal 2019.

Audit Committee

Messrs. Lewin (Chairperson) and Stainman and Ms. Allen currently serve as members of the Audit Committee of the Board of Directors. The Audit Committee is responsible for, among other things, engaging the independent auditors, receiving and reviewing the recommendations of the independent auditors, reviewing consolidated financial statements of the Company, meeting periodically with the independent auditors and Company personnel with respect to the adequacy of internal accounting controls, resolving potential conflicts of interest and reviewing the Company’s accounting policies.

The Board of Directors has determined that all of the members of the Audit Committee meet the independence criteria for audit committees and have the qualifications set forth in the listing standards of NASDAQ and Rule 10A-3 under the Exchange Act.

The Board of Directors has also designated Ms. Allen as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Exchange Act and the Board of Directors has determined that she has the financial sophistication required under the listing standards of NASDAQ.

The Board of Directors adopted a written charter under which the Audit Committee operates. The Board of Directors reviews and assesses the adequacy of the charter of the Audit Committee on an annual basis.

The Audit Committee held four meetings during fiscal 2019.

Nominating and Corporate Governance Committee

Messrs. Novick (Chairperson), Stainman and Lewin currently serve as members of the Nominating and Corporate Governance Committee of the Board. The Board of Directors adopted a written charter under which the Nominating and Corporate Governance Committee operates. The Nominating and Corporate Governance Committee approved the nomination of the candidates reflected in Proposal One, which candidates were approved by the Board of Directors.

The duties of the Nominating and Corporate Governance Committee are to recommend to the Board nominees to the Board of Directors and its standing committees. Although the Nominating and Corporate Governance Committee has not established minimum qualifications for director candidates, it will consider, among other factors:

•	Judgment

•	Skill

•	Diversity

•	Experience with businesses and other organizations of comparable size

•	The interplay of the candidate’s experience with the experience of other Board members

•	The extent to which the candidate would be a desirable addition to the Board and any committees of the Board

The Nominating and Corporate Governance Committee will consider all director candidates recommended by stockholders. Any stockholder who desires to recommend a director candidate may do so in writing, giving each recommended candidate’s name, biographical data and qualifications, by mail addressed to the Chairman of the Nominating and Corporate Governance Committee, in care of Ark Restaurants Corp., 85 Fifth Avenue, New York, New York 10003. Members of the Nominating and Corporate Governance Committee will assess potential candidates on a regular basis.

The Nominating and Corporate Governance Committee held one meeting fiscal 2019.

There are no family relationships among any of the directors or executive officers (or any nominee therefor) of the Company, and no arrangements or understandings exist between any director or nominee and any other person pursuant to which such director or nominee was or is to be selected with respect to the election of directors. No director or executive officer (or any nominee therefor or any associate thereof) has any substantial interest, direct or indirect, by security holdings or otherwise, in any proposal or matter to be acted upon at the Meeting (other than the election of directors). There are no events or legal proceedings material to an evaluation of the ability or integrity of any director or executive officer, or any nominee therefor, of the Company. Moreover, no director or executive officer of the Company, nor any nominee, is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding.

Stockholder Communications

The Board welcomes communications from stockholders, which may be sent to the entire Board at the principal business address of the Company, Ark Restaurants Corp., 85 Fifth Avenue, New York, New York 10003, Attn: Treasurer. Security holder communications are initially screened to determine whether they will be relayed to Board members. Once the decision has been made to relay such communications to Board members, the Secretary will release the communication to the Board on the next business day. Communications that are clearly of a marketing nature, or which are unduly hostile, threatening, illegal or similarly inappropriate will be discarded and, if warranted, subject to appropriate legal action.

Recognizing that director attendance at the Company’s annual meetings of stockholders can provide stockholders with an opportunity to communicate with members of the Board of Directors, it is the policy of the Board of Directors to encourage, but not require, the members of the Board to attend such meetings.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation provides that the number of directors constituting the Board of Directors shall not be fewer than three nor more than 15, with the exact number to be fixed by a resolution adopted by the affirmative vote of a majority of the Board. The Board of Directors has fixed the number of directors at nine. The term of office of each director is one year, commencing at this annual meeting and ending at the annual meeting of shareholders to be held in 2021. Each director elected will continue in office until he resigns or until a successor has been elected and qualified. Stockholders cannot vote or submit proxies for a greater number of persons than the nine nominees named in this Proposal One.

Each of the nominees named below is at present a director of the Company and has consented to serve if elected. If any nominee should be unable to serve or will not serve for any reason, the persons designated on the accompanying form of proxy will vote in accordance with their judgment. We know of no reason why the nominees would not be able to serve if elected.

The following is a brief account of the business experience during the past five years of each of the Company’s directors and executive officers, including principal occupations and employment during that period and the name and principal business of any corporation or other organization in which such occupation and employment was carried on.

Name	Age	Position	Director Since

Michael Weinstein	76	Chairman of the Board and Chief Executive Officer	1983
Anthony J. Sirica	56	Director and Chief Financial Officer	2018
Vincent Pascal	76	Director and Chief Operating Officer and Senior Vice President	1985
Paul Gordon	68	Director and Senior Vice President	1996
Marcia Allen	69	Director	2003
Bruce R. Lewin	72	Director	2000
Steven Shulman	78	Director	2003
Arthur Stainman	77	Director	2004
Stephen Novick	79	Director	2005

Biographical Information

Michael Weinstein has been our Chief Executive Officer and a director since our inception in January 1983, was elected Chairman in 2004 and was President of the Company from January 1983 to September 2007. Mr. Weinstein is also an executive officer of each of our subsidiaries. Mr. Weinstein is an officer, director and 29.67% shareholder of RSWB Corp. and a director and 28% owner of BSWR Corp. (since 1998). Mr. Weinstein is also the owner of 30.67% of the membership interests in New Docks LLC. Collectively, these companies operate three restaurants in New York City, and none of these companies is a parent, subsidiary or other affiliate of us. Mr. Weinstein spends substantially all of his business time on Company-related matters.

Anthony J. Sirica has been employed by us since September 2018 as Chief Financial Officer and was appointed to fill a vacancy on the Board of Directors as of such date. Prior to his appointment, Mr. Sirica served as the Managing Member of Forum Consulting, LLC (“Forum”), since February 2006. Forum was a New York-based management advisory services firm that provided accounting and financial consulting services and corporate governance support primarily to issuers registered with the Securities and Exchange Commission (“SEC”) in the Tri-State area, including Ark Restaurants Corp. Prior to his tenure at Forum, Mr. Sirica served in various capacities with the international accounting firm of BDO Seidman, LLP, including the National Business Line Leader of their risk consulting division and Audit Partner. Mr. Sirica is a certified public accountant.

Vincent Pascal has been employed by us since 1983 and was elected Vice President, Assistant Secretary and a director in 1985. Mr. Pascal became a Senior Vice President in 2001 and Chief Operating Officer in 2011.

Paul Gordon has been employed by us since 1983 and was elected as a director in November 1996 and a Senior Vice President in April 2001. Mr. Gordon is the manager of our Las Vegas operations, and is a Senior Vice President of each of the Company’s Las Vegas, Nevada subsidiaries. Prior to assuming that role in 1996, Mr. Gordon was the manager of the Company’s operations in Washington, D.C. commencing in 1989.

Marcia Allen was elected a director of the Company in 2003. Since 2008, Ms. Allen has been the Chief Executive Officer of Allen & Associates Inc., a business and acquisition consulting firm. Also, from December 2001 to August 2002 Ms. Allen served as President and a member of the board of directors of Accesspoint Inc.

Bruce R. Lewin was elected a director of the Company in February 2000. Mr. Lewin was the President and a director of Continental Hosts, Ltd from August 2001 until its sale in 2018. He was also a founder and board member of Fuze Beverage, LLC. Mr. Lewin was formerly a director of the Bank of Great Neck (in New York), and a former director of the New York City Chapter of the New York State Restaurant Association. He has been owner and President of Bruce R. Lewin Fine Art since 1985.

Steven Shulman was elected a director of the Company in December 2003. During the past five years, Mr. Shulman has been the managing director of Hampton Group, a company engaged in the business of making private investments. Mr. Shulman also serves as a director of various private companies.

Arthur Stainman was elected a director of the Company in 2004. Mr. Stainman is a senior managing director of First Manhattan Co. of New York City, a money management firm, and has over twenty years’ experience managing money for high net worth individuals. Mr. Stainman is a Trustee of Rider University and sits on the board of several New York based non-profits.

Stephen Novick was elected a director of the Company in 2005. Mr. Novick serves as Senior Advisor for the Andrea and Charles Bronfman Philanthropies, a private family foundation. From 1990 to 2004, Mr. Novick served as Chief Creative Officer of Grey Global Group, an advertising agency. Mr. Novick continues to serve as a consultant for Grey Global Group. He also serves as a member of the Board of Directors of Toll Brothers, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NAMED NOMINEE.

PROPOSAL 2:
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has recommended, and the Board of Directors has approved, the appointment of Cohn, an independent registered public accounting firm, to audit our financial statements for the 2020 fiscal year. A representative of Cohn is expected to attend the Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from our shareholders. For additional information regarding our relationship with Cohn, please see the “Audit Committee Report” below.

Although it is not required to submit this proposal to the shareholders for approval, the Board believes it is desirable that an expression of shareholder opinion be solicited and presents the selection of the independent registered public accounting firm to the shareholders for ratification. If the selection of Cohn is not ratified by shareholders, the Board of Directors will take that into consideration but does not intend to engage another firm. Even if the selection of Cohn is ratified by the shareholders, the Audit Committee in its discretion could decide to terminate the engagement of Cohn and engage another firm if the committee determines that this is necessary or desirable.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

AUDIT COMMITTEE REPORT

The following report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act.

The Audit Committee evidenced its completion of and compliance with the duties and responsibilities set forth in the adopted Audit Committee Charter through a formal written report dated and executed as of December 16, 2019. A copy of that report is set forth below.

December 16, 2019

The Board of Directors
Ark Restaurants Corp.

Fellow Directors:

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Corporation’s financial reporting process. The Audit Committee conducted its oversight activities for Ark Restaurants Corp. and subsidiaries (“Ark”) in accordance with the duties and responsibilities outlined in the Audit Committee charter. The Audit Committee annually reviews the NASDAQ standard of independence for audit committees and its most recent review determined that the committee meets that standard.

Ark management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Corporation’s independent auditors, CohnReznick LLP, are responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the Unites States of America.

The Audit Committee, with the assistance and support of the Chief Financial Officer of Ark, has fulfilled its objectives, duties and responsibilities as stipulated in the audit committee charter and has provided adequate and appropriate independent oversight and monitoring of Ark’s systems of internal control for the fiscal year ended September 28, 2019.

These activities included, but were not limited to, the following significant accomplishments during the fiscal year ended September 28, 2019:

•	Reviewed and discussed the audited financial statements with management and the external auditors.

•	Received written disclosures and letter from the external auditors required by Independence Standards Board Standard No. 1, and discussed with the auditors their independence.

In reliance on the Committee’s review and discussions of the matters referred to above, the Audit Committee recommends the audited financial statements be included in Ark’s Annual Report on Form 10-K for the fiscal year ended September 28, 2019, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Ark Restaurants Corp. Audit Committee
Bruce R. Lewin, Arthur Stainman and Marcia Allen

AUDIT FEES AND SERVICES

During fiscal 2018 and 2019, Cohn served as our independent auditors. The following table presents fees for professional audit services rendered by Cohn for the audit of our annual financial statements for the years ended September 29, 2018 and September 28, 2019, and fees for other services rendered by Cohn during those periods.

	2018	2019

Audit Fees	$280,030	$282,250
Audit Related Fees	39,175	35,250
Tax Fees	-	-
All Other Fees	-	-
Total	$319,205	$317,500

Audit Fees. Annual audit fees relate to services rendered in connection with the audit of our consolidated annual financial statements included in our Form 10-K and the quarterly reviews of financial statements included in our Forms 10-Q.

Audit Related Fees. Audit related services include fees for benefit plan audits and lease compliance audits.

Tax Fees. Tax services include fees for tax compliance, tax advice and tax planning.

All Other Fees: Includes other fees or expenses billed for other services not described above rendered to the Company by Cohn.

The Audit Committee considers whether the provision of these services is compatible with maintaining the auditor’s independence, and has determined such services for fiscal 2018 and 2019 were compatible.

We have been advised by Cohn that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditor, as follows: on an ongoing basis, management communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested, and the Audit Committee reviews these requests and advises management if the Committee approves the engagement of the independent auditor. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. All audit-related fees, tax fees and all other fees were approved by the Audit Committee. The projects and categories of service are as follows:

Audit—Annual audit fees relate to services rendered in connection with the audit of our consolidated financial statements included in our Form 10-K and the quarterly reviews of financial statements included in our Forms 10-Q as well as fees for SEC registration services.

Audit Related Services—Audit related services include fees for benefit plan audits and lease compliance audits.

Tax—Tax services include fees for tax compliance, tax advice and tax planning.

All Other—fees for all other services provided by Cohn.

EXECUTIVE COMPENSATION

The following table shows information concerning all compensation paid for services to the Company in all capacities during the fiscal years ended September 29, 2018 and September 28, 2019, as to the Chief Executive Officer (its “principal executive officer” or “PEO”) and each of the other two most highly compensated executive officers of the Company who served in such capacity at the end of the last two fiscal years (the “Named Executive Officers” or “NEOs”):

 SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)	Option Award ($)	All Other Compensation ($)		Total ($)
Michael Weinstein	2019	$1,054,156	$90,000	$-	$-		$1,144,156	(1)
Chief Executive Officer	2018	$1,054,156	$90,000	$-	$-		$1,144,156	(1)

Vincent Pascal
Senior Vice President and	2019	$464,114	$65,000	$-	$-		$529,114
Chief Operating Officer	2018	$464,114	$65,000	$-	$-		$529,114

Paul Gordon	2019	$397,376	$65,000	$-	$81,321	(2)	$543,697
Senior Vice President	2018	$397,376	$65,000	$-	$78,147	(2)	$540,523
____________________________________

(1)
Section 162(m) of the Internal Revenue Code (“Section 162(m)”) disallows a tax deduction to a public corporation for compensation over $1,000,000 paid to certain executives. With respect to Mr. Weinstein’s compensation that is subject to the Section 162(m) deductibility limitations, the Compensation Committee used its judgment to authorize payments that do not comply with the exemptions in Section 162(m) as it believed that such payments were appropriate and in the best interests of the shareholders, after taking into consideration the executive’s individual performance and responsibilities.  The Compensation Committee expects in the future to authorize compensation in excess of $1,000,000 to named executive officers that will not be deductible under Section 162(m) when it believes doing so is in the best interests of the Company and its shareholders.

(2)	1% of operating profits of the Las Vegas operations as commissions.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of stock options by the CEO and NEOs as of September 28, 2019:

	Option Awards
(a)	(b)	(c)	(e)	(f)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Michael Weinstein	21,375	-	$22.50	06/09/24
Chief Executive Officer

Vincent Pascal	19,500	-	$14.40	06/12/22
Senior Vice President and	21,375	-	$22.50	06/09/24
Chief Operating Officer

Paul Gordon	19,500	-	$14.40	06/12/22
Senior Vice President	21,375	-	$22.50	06/09/24

DIRECTOR COMPENSATION

The Company uses cash compensation and equity-based incentive compensation to attract and retain qualified candidates to serve as directors. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill level required by the Company of directors.

Compensation Paid to Directors in 2019

In fiscal 2019, the Company paid a fee of $32,500 to each director who was not an officer of the Company. Directors who are also full-time employees of the Company did not receive any director fees. In addition, the independent director who serves as chairman of the Audit Committee of the Board receives an annual retainer fee of $10,000. The independent directors who serve on the Audit, Compensation and Nominating and Corporate Governance Committees, respectively, including the chairman of the Audit Committee, receive $1,500 for each meeting that they attended. Each member of the Board receives an additional $1,500 for each Board meeting that they attended in excess of one per quarter, plus an additional $1,500 if such additional Board meeting attended exceeds four hours. The Company reimburses directors for out-of-pocket expenses incurred in connection with attending Board of Director and committee meetings.

Director Compensation Table

The following table summarizes the compensation earned by or paid to the Company’s non-employee directors from the Company for the year ended September 28, 2019.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total

Bruce Lewin (1)	$48,500	$-	$48,500
Steven Shulman (1) (2)	$34,000	$-	$34,000
Marcia Allen (1) (2)	$40,000	$-	$40,000
Arthur Stainman (1)	$40,000	$-	$40,000
Stephen Novick (1) (2)	$32,500	$-	$32,500

______________

(1)	Each director has 5,000 currently exercisable options at an exercise price of $22.50 per share.
(2)	Each director has 5,000 currently exercisable options at an exercise price of $14.40 per share.

PROPOSAL 3:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is providing its shareholders with the opportunity to cast an advisory vote on executive compensation as described below. We believe that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company’s executive compensation program.

Our overall goal for the executive compensation program is to attract, motivate, and retain a talented and creative team of executives who will provide leadership for our success in very competitive markets in a competitive industry. The Company seeks to accomplish this goal in a way that rewards performance and that is aligned with shareholders’ long-term interests. We believe that our executive compensation program, which utilizes both short-term and long-term cash awards and long term equity awards, satisfies this goal and is strongly aligned with the long-term interest of our shareholders. We believe that the compensation program for the named executive officers is instrumental in helping the Company achieve strong financial performance.

The Company requests shareholder approval of the compensation of the Company’s named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation rules (which include the narrative disclosures that accompany the compensation tables), including Item 402 of Regulation S-K.

As an advisory vote, this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for the named executive officers.

At the Annual Meeting, we will ask our shareholders to approve the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as described in the Company’s proxy statement for the 2020 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2019 Summary Compensation Table and the other compensation related tables and disclosure.”

Vote Required

Approval of Proposal No. 3 requires that the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition. Abstentions and broker non-votes will not affect the outcome of this proposal.

Recommendation of the Board

THE BOARD RECOMMENDS THAT THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, IS HEREBY APPROVED.

PROPOSAL 4:
ADVISORY VOTE ON THE FREQUENCY OF SAY-ON-PAY VOTES

The Company is providing shareholders an advisory vote to approve how often the Company votes on executive compensation as required by Section 14A of the Exchange Act. Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The advisory vote to approve executive compensation is not a vote on the Company’s general compensation policies or the compensation of the Company’s Board of Directors. The Dodd-Frank Act requires the Company to hold the advisory vote to approve executive compensation at least once every three years. We believe that our compensation policies and procedures align with the Company’s strategic objectives and the long-term interests of our shareholders. Our compensation program is guided by the philosophy that total executive compensation should vary based on achievement of goals and objectives, both individual and corporate, and should be focused on long-term strategies to build stockholder value. We believe that our philosophy and practices have resulted in executive compensation decisions that are appropriate and that have benefited the Company over time.

The Compensation Committee will generate an executive compensation program, which is intended to reward named executive officers for sustaining our financial and operating performance and leadership excellence, along with the limited use of executive perquisites and reasonable severance pay multiples contribute to an executive compensation program that is competitive yet strongly aligned with stockholder interests.

This Proposal No. 4 provides shareholders with the opportunity to cast an advisory vote on how often the Company should include a “say-on-pay” vote in its proxy materials for future annual shareholder meetings (or a special shareholder meeting for which we must include executive compensation information in the proxy statement for that meeting). Under this Proposal No. 4, shareholders may vote to have the say-on-pay vote every three years, two years, one year or they may abstain.

We believe that say-on-pay votes should be conducted every three years. This is the fourth time that shareholders are provided with the opportunity to cast a say-on-pay vote, and the Compensation Committee, which administers our executive compensation program, values the opinions expressed by shareholders and will consider the outcome of these votes in making its decisions on executive compensation in the future. At our March 21, 2017 Annual Shareholders Meeting, 75.1% of the shares voted approved the compensation paid to our named executive officers and 51.4% voted approval to hold Say-On-Pay votes every three years.

You may cast your vote for your preferred voting frequency by choosing the option of one year, two years, or three years or abstain from voting when you vote in response to the resolution set forth below:

“RESOLVED, that the shareholders of the Company determine, on an advisory basis, that the frequency with which the shareholders of the Company shall have an advisory vote on the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement is Option 1 - once every year, Option 2 - once every two years, Option 3 - once every three years, or Option 4 - abstain from voting.”

Vote Required

The option of “one year,” “two years,” or “three years” which receives the highest number of votes will be the option recommended by the shareholders. Abstentions and broker non-votes will not affect the outcome of this approval.

Recommendation of the Board

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE ON PROPOSAL NO. 4 TO HOLD SAY-ON-PAY VOTES EVERY THREE YEARS (AS OPPOSED TO EVERY ONE YEAR OR EVERY TWO YEARS).

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of January 27, 2020, with respect to the beneficial ownership of shares of our common stock owned by:

•	Each of our directors, our CEO and the other NEOs;

•	All directors and executive officers as a group; and

•	Each person or entity who is known to us to be the beneficial owner of more than 5% of our common stock.

As of January 27, 2020, our outstanding equity securities consisted of 3,500,907 shares of common stock. The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC and generally includes voting or investment power over the shares. The information does not necessarily indicate beneficial ownership for any other purpose. Under Securities and Exchange Commission (the “SEC”) rules, the number of shares of common stock deemed outstanding includes shares issuable upon the conversion of other securities, as well as the exercise of options or the settlement of restricted stock units held by the respective person or group that may be exercised or settled on or within 60 days of January 27, 2020. For purposes of calculating each person’s or group’s percentage ownership, shares of common stock issuable pursuant to stock options and restricted stock units that may be exercised or settled on or within 60 days of January 27, 2020 are included as outstanding and beneficially owned by that person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class

Michael Weinstein	964,103	(2)	27.37%
85 Fifth Avenue
New York, New York 10003

Bruce R. Lewin	297,681	(3) (8)	8.49%
1329A North Avenue
New Rochelle, New York 10804

Vincent Pascal	77,983	(4)	2.20%
85 Fifth Avenue
New York, New York 10003

Steven Shulman	16,800	(5)	Less than 1%
P.O. Box 52
Rye Beach, NH 03871

Marcia Allen	10,000	(5)	Less than 1%
1112 Montana Avenue, #284
Santa Monica, CA 90403

Paul Gordon	40,875	(4)	1.15%
85 Fifth Avenue
New York, New York 10003

Anthony J. Sirica	20,000	(6)	Less than 1%
85 Fifth Avenue
New York, New York 10003

Arthur Stainman	71,950	(7) (8)	2.05%
320 East 72nd Street
New York, New York 10021

Stephen Novick	10,000	(5)	Less than 1%
110 East 59th Street
New York, New York 10022

All directors and officers as a group (nine persons)	1,509,392	(9)	41.19%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class

Five (5%) Shareholders
FMR LLC	127,776	(10)	3.65%
82 Devonshire Street
Boston, MA 02109

Thomas A. Satterfield, Jr.	343,201	(11)	9.80%
2609 Caldwell Mill Lane
Birmingham, Alabama 35243

Dalton, Greiner, Hartman, Maher & Co. LLC	294,496	(12)	8.41%
565 Fifth Avenue
New York, NY 10017

(1)
Except to the extent otherwise indicated, to the best of the Company’s knowledge, each of the indicated persons exercises sole voting and investment power with respect to all shares beneficially owned by him, her or it.

(2)
Includes: a 50% interest (113,500 shares) held by Michael Weinstein in a limited liability company account maintained by his adult children; 4,200 shares held by The Weinstein Foundation for which Mr. Weinstein acts as trustee and has shared investment and voting power; and 21,375 shares issuable to Mr. Weinstein pursuant to stock options, all of which options are currently exercisable.

(3)	Includes 1,500 shares owned by Mr. Lewin in his Individual Retirement Account (“IRA”).

(4)	Includes 40,875 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(5)	Includes 10,000 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(6)	Includes 20,000 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(7)
Includes 31,150 shares owned by Mr. Stainman’s spouse and 9,200 shares held by investment advisory clients of First Manhattan Co. (“FMC”), as to which FMC and Mr. Stainman, in his capacity as Managing Member of First Manhattan LLC, the sole general partner of FMC, share dispositive and voting power.

(8)	Includes 5,000 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(9)	Includes 163,125 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(10)
Based upon information set forth on Schedule 13G filed by FMR LLC (“FMR”) with the SEC on or about February 13, 2019. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 127,776 shares of our common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Abigail P. Johnson and FMR, through its control of Fidelity, and the funds each has sole power to dispose of the 127,776 shares owned by the funds. Members of the family of Edward C. Johnson 3d, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees.

(11)
Based upon information set forth on Schedule 13G filed by Thomas A. Satterfield, Jr. (“Mr. Satterfield”) with the SEC on or about December 31, 2018, with respect to the beneficial ownership reported for Thomas A. Satterfield, Jr., 7,000 shares are held jointly with Mr. Satterfield’s spouse; 1,500 shares are held individually by Mr. Satterfield’s spouse; 27,500 shares are held by Tomsat Investment & Trading Co., Inc., a corporation wholly owned by Mr. Satterfield and of which he serves as President; 113,700 shares are held by Caldwell Mill Opportunity Fund, a fund managed by an entity of which Mr. Satterfield owns a 50% interest and serves as Chief Investment Manager; and 5,000 shares are held by Riachuello Ranch, LLC, a closely held limited liability company in which Mr. Satterfield owns an approximately 11.1% interest and for which he serves as President. Additionally, Mr. Satterfield has limited powers of attorney for voting and disposition purposes with respect to the following shares: A.G. Family L.P. (117,000 shares); Thomas A. Satterfield, Sr. (17,000 shares); Milyn Satterfield Little (300 shares); David A. Satterfield (4,500 shares); Parker Satterfield (700 shares); Jeanette Satterfield Kaiser (13,500 shares); Richard W. Kaiser (4,500 shares); Rita Phifer (5,000 shares); the Thaggard Marital Trust (800 shares); and the Thaggard Family Trust (1,200 shares). These individuals and entities have the right to receive or the power to direct the receipt of the proceeds from the sale of their respective shares.

(12)
Based upon information set forth on Schedule 13G of Dalton, Greiner, Hartman, Maher & Co. LLC dated October 10, 2019 and subsequent publicly available information, this entity is the beneficial owner of 286,248 shares of common stock. The entity is a registered investment adviser. The Schedule 13G was signed by Audrey Niesen CFO/COO.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NASDAQ Capital Market. Officers, directors and greater than ten percent shareholders are required by the Commission’s regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based solely on the Company’s review of the copies of such forms it has received, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2019.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following section sets forth certain required information regarding transactions or proposed transactions between the Company and certain related persons for the last two completed fiscal years.

Prior to joining the Company on September 4, 2018, the Chief Financial Officer was a member of a firm that provided consulting services to the Company. Total fees billed by this firm were $0 and $303,000 for the years ended September 28, 2019 and September 29, 2018, respectively. The Company ceased utilizing the services of this firm upon the Chief Financial Officer’s hiring.

For information on the compensation received by our directors and executive officers of the Company during the 2019 fiscal year, and the beneficial ownership of equity securities of the Company of such individuals, see the “Security Ownership of Certain Beneficial Owners” and “Executive Compensation” sections.

ADDITIONAL INFORMATION

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

Once you have received notice from your broker or us that each of us will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify us by sending a written request to Ark Restaurants Corp., Attention Treasurer, 85 Fifth Avenue, New York, NY 10003.

Other Matters

The Board is not aware of any business to be presented at the Meeting, other than the matters set forth in the notice of Meeting and described in this Proxy Statement. If any other business does lawfully come before the Meeting, it is the intention of the persons named as proxies or agents in the enclosed proxy card to vote on such other business in accordance with their judgment.

Annual Report

This proxy solicitation material has been mailed with the annual report to shareholders for the fiscal year ended September 28, 2019; however, it is not intended that the annual report for fiscal year 2019 be a part of the proxy statement or this solicitation of proxies.

Shareholders are respectfully urged to complete, sign, date and return the accompanying form of proxy in the enclosed envelope.

ARK RESTAURANTS CORP.

By Order of the Board of Directors,

Anthony J. Sirica
Chief Financial Officer

New York, New York
February 15, 2020

ark restaurants

ARK RESTAURANTS CORP.
ATTN: SONAL SHAH
85 FIFTH AVENUE
NEW YORK, NY 10003

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E88948-P32027

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARK RESTAURANTS CORP.

The Board of Directors recommends you vote FOR the following proposals:

1. ELECTION OF A BOARD OF NINE DIRECTORS

		For	Withhold
1a.	Michael Weinstein	☐	☐
1b.	Steven Shulman	☐	☐
1c.	Anthony J. Sirica	☐	☐
1d.	Marcia Allen	☐	☐
1e.	Paul Gordon	☐	☐
1f.	Bruce R. Lewin	☐	☐
1g.	Vincent Pascal	☐	☐
1h.	Arthur Stainman	☐	☐
1i.	Stephen Novick	☐	☐

		For	Against	Abstain
2.	Ratification of the appointment of CohnReznick LLP as independent auditors for the 2020 fiscal year.	☐	☐	☐
3.	Advisory vote on approval of executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 3 years on the following proposal:

		1 Year	2 Years	3 Years	Abstain
4.	Advisory vote on the frequency of Say-on-Pay votes.	☐	☐	☐	☐

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The shares represented by this proxy will be voted in accordance with the instructions given. If no such instructions are given, the shares represented by this proxy will be voted in favor of the: (1) election of all of the nominees for directors designated by the board of directors; (2) ratification of the appointment of CohnReznick LLP as independent auditors for the 2020 fiscal year; (3) approval of executive compensation; (4) for three years for Proposal No. 4; and (5) such other business as may properly come before the meeting.

Please sign exactly as your name or names appear(s) hereon. Joint owners should each sign personally. When signing as executor, administrator, corporation, officer, attorney, agent, trustee or guardian, etc. please add your full title to your signature. If signer is a corporation, please sign in full corporate name by president and authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE ENCLOSED FOR THIS PURPOSE. No postage is required for mailing in the United States.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Proxy Statement and our 2019 Annual Report to Shareholders are available at: http://www.cstproxy.com/arkrestaurants/2020.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

E88949-P32027

ARK RESTAURANTS CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS

March 19, 2020

THE UNDERSIGNED, revoking all previous proxies, hereby appoints MICHAEL WEINSTEIN, ANTHONY J. SIRICA and VINCENT PASCAL, or any of them as attorneys, agents and proxies with power of substitution, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of ARK RESTAURANTS CORP. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on March 19, 2020 at 10:00 A.M. local time at Bryant Park Grill, 25 West 40th Street, New York, New York, and at all adjournments thereof.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)